Exhibit 10.76

PLS REPO FACILITY	EXECUTION

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement, dated as of September 9, 2016 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated under the laws of Switzerland, acting through its Cayman Islands Branch (the “Buyer”), PennyMac Loan Services, LLC (the “Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

The Administrative Agent, the Seller and the Guarantor are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2016 (the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and the related Amended and Restated Pricing Side Letter, dated as of March 31, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  The Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of August 14, 2009, by the Guarantor in favor of the Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, the Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.    Representations and Warranties.  Section 13 of the Existing Repurchase Agreement is hereby amended by deleting sublcause b. thereof and replacing it in its entirety with the following:

b. Each of Seller and Guarantor jointly and severally represents and warrants to Buyer as of the applicable Purchase Date for any Transaction and each date thereafter that (i) with respect to every Purchased Mortgage Loan other than a Freddie SBL Loan, each representation and warranty set forth on Schedule 1 is true and correct; and (ii) with respect to every Purchased Mortgage Loan that is a Freddie SBL Loan, each such Freddie SBL Loan complies with each requirement set forth in the Freddie Mac Guide.

SECTION 2.   Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1       Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of the Buyer shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)        this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyer, the Seller and the Guarantor;

(b)       an Amendment No. 5 to that certain Custodial Agreement, dated as of the date hereof, executed and delivered by duly authorized officers of the Administrative Agent, the Seller and the Custodian; and

(c)       such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 3.   Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.   Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 6.   Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8.   Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the

Obligations of Seller to Administrative Agent under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Elie Chau
	Name:	Elie Chau
	Title:	Vice President
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer

By:	/s/ Oliver Nisenson
	Name:	Oliver Nisenson
	Title:	Authorized Signatory

By:	/s/ Chris Fera
	Name:	Chris Fera
	Title:	Authorized Signatory

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

Signature Page to Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement